U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) October 6, 2009

                         Commission File No. 333.136247


                           DOMARK INTERNATIONAL, INC.
        (Exact name of small business issuer as specified in its charter)

           Nevada                                                20-4647578
(State or other jurisdiction of                                (IRS Employer
 incorporation or organization)                              Identification No.)

                         3551 W Lake Mary Blvd, Ste 209
                               Lake Mary, FL 32746
                    (Address of principal executive offices)

                                  877-700-7369
                           (Issuer's telephone number)
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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On October 6, 2009, Larry O'Donnell, CPA, P.C ("Larry O'Donnell") was appointed as the independent auditor for DoMark International, Inc. (the "Company") commencing with the year ending May 31, 2008, and Kramer Wiseman and Associates, LLP ("KWA") were dismissed as the independent auditors for the Company as of October 6, 2009. Kramer Wiseman and Associates, LLP ("KWA") were previously appointed as the independent auditor for DoMark International, Inc. (the "Company") on September 8, 2008. The decision to change auditors was approved by the Board of Directors on October 6, 2009.

The report of KWA on the financial statements for May 31, 2008 as published on September 15, 2008 did not contain any adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years and any subsequent interim period through the date of dismissal, there were no disagreements with KWA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KWA, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

During the Company's two most recent fiscal years and subsequent interim periods where KWA was the auditor, prior to October 6, 2009, in the annual report May 31, 2008, and including the interim quarters of August 31, 2008, November 30, 2008 and February 28, 2009, there were no "reportable events" as such term is described in Item 304(a)(1)(v) of Regulation S-B under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except as discussed in Item 4.02 below, with respect to the Company. During the Company's two most fiscal years and any subsequent interim period through the date of dismissal, there were no disagreements with KWA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KWA, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

During the Company's two most recent fiscal years and subsequent interim periods where KWA was the auditor, prior to October 6, 2009, in the annual report May 31, 2008, and including the interim quarters of August 31, 2008, November 30, 2008 and February 28, 2009, the Company did not consult with Larry O'Donnell with respect to the Company regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements,
(ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B under the Exchange Act and the related instructions to Item 304 of Regulation S-B) or a "reportable event" (as such term is described in Item 304(a)(1)(v) of Regulation S-B), or (iii) any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

During the Company's two most recent fiscal years and subsequent interim periods where KWA was the auditor, prior to October 6, 2009, in the annual report May 31, 2008, and including the interim quarters of August 31, 2008, November 30, 2008 and February 28, 2009, there were no consultations with Larry O'Donnell prior to October 6, 2009, , the date upon which Larry O'Donnell was engaged, except for matters related to the audit for May 31, 2008 and May 31, 2009,

The Company has furnished a copy of this Report to KWA and requested them to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. The letter from KWA is herby submitted as
Exhibit 16.1.

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
ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

The Board of Directors, in reviewing the annual report on Form 10-K/A for the year ended May 31, 2008 and December 31, 2007, filed on August 28, 2009, determined that the 10-K/A financial statement for May 31, 2008 should not be relied upon and have authorized the filing of a Form 10-K/A as soon as possible for the years ended May 31, 2008 and May 31, 2007 for the following reason:

On August 3, 2009 our accounting staff presented a Report of Independent Registered Public Accounting Firm to the Board of Directors from the prior auditors for the financial statements for the year ended May 31, 2008. Subsequent to the filing, the Board of Directors learned that the Report of Independent Registered Public Accounting Firm from the prior auditor was not filed with the approval of the prior auditors as represented by our accounting staff. Consequently, the Board of Directors determined to file a restated audit opinion for fiscal year ended May 31, 2008 to be performed by the current auditors when they filed the audit report for the year ended May 31, 2009. This 10-K filing for the year ended May 31, 2009 was filed on October 16, 2009.
 The Company does intend to file an Amended Form 10K/A for fiscal year ended May 31, 2008 with the consent of the current auditor and request the consent of Chang G. Park, CPA, Ph.D. for the year ended may 31, 2007.

On August 26, 2009, R. Thomas Kidd resigned as Chief Executive Officer and President and as a member of the Board of Directors. On August 26, 2009, Scott Sieck, a member of the Board of directors and Chief Operating Officer, was appointed as our Chief Executive Officer. In his role as Chief Executive Officer, Scott Sieck discovered the issue regarding the audit report and reported to the Board of Directors on October 6, 2009 and on October 6, 2009, the Board of Directors determined and concluded that the 10-K/A financial statement for May 31, 2008 should not be relied upon and discussed the matter on October 6, 2009 with the newly appointed Independent Accounting Firm.

As a consequence of this filing, our Chief Executive Officer has concluded that our disclosure controls and procedures may not be effective due to possible material weakness in our internal controls over financial reporting described above and other factors related to the Company's financial reporting processes. The Company is in the process of evaluating the internal controls and procedures to ensure that the internal controls and procedures satisfy the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission
(COSO) in Internal Control -- Integrated Framework. The Company and its independent registered public accounting firm identified certain significant internal control deficiencies that we considered to be, in the aggregate, a material weakness relative to our financial reporting procedures. The primary concern was the filing of our Form 10K/A without approval from our prior independent auditors. Due to the size of our Company and the costs associated to remediate these issues, we still consider these concerns to be relevant but we believe that having our current auditor re-audit the fiscal year ended May 31. 2008 rectified this deficiency.

SECTION 5.06 CHANGE IN SHELL COMPANY STATUS.

On October 20, 2009, the Company executed an agreement to sell the stock of ECFO Corporation back to ECFO's founding shareholder. Consideration for the 2000 shares of ECFO Corporation, representing all issued and outstanding shares of ECFO Corporation, owned by the Company, is Ten Thousand Dollars ($10,000), payable in the form of a one year promissory note. As a result of this transaction, reporting in the Company's report on Form 10-Q for the quarter ended August 31, 2009, the Company has determined that as of October 20, 2009, it is a shell company, as those terms are defined in Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2, as of the date herein.

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
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     Exhibit 16.1   Letter of Kramer Wiseman and Associates, LLP.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DOMARK INTERNATIONAL, INC.


Date: November 5, 2009                   By: /s/  Scott Sieck
                                            ------------------------------------
                                             Scott Sieck
                                             Chief Executive Officer


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